This fs filed pursuant to Rul 497(e)
File Nos. 33-12988 and 811-05088

ALLIANCEBERNSTEIN WEALTH STRATEGIES
-ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
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Supplement dated February 9, 2010 to The AllianceBernstein Wealth Strategies Prospectuses dated December 31, 2009, offering Class A, Class B, Class C, Class R, Class K, Class I, and Advisor Class shares of the AllianceBernstein Conservative Wealth Strategy (the "Strategy").

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The Strategy invests in the AllianceBernstein Inflation-Protected Securities Portfolio (the "Inflation Portfolio"), a series of the AllianceBernstein Pooling Portfolios (the "Trust").  On February 4, 2010, the Board of Trustees (the "Trustees") of the Trust approved proposals to rename the Inflation Portfolio "AllianceBernstein Bond Inflation Protection Portfolio" and to change its investment objective and certain investment policies.  The Inflation Portfolio's investment goals are the same as a new AllianceBernstein Mutual Fund, AllianceBernstein Bond Inflation Strategy ("Bond Inflation Strategy"), which is to provide returns in excess of the inflation rate from investments in fixed-income securities.  The Inflation Portfolio's Adviser, AllianceBernstein, L.P., recommended to the Trustees that the Inflation Portfolio's investment objective and policies be changed to match those of Bond Inflation Strategy, which reflect updated strategies to accomplish the shared goals of the two funds.

As approved by the Trustees, the Inflation Portfolio's new non-fundamental investment objective would be "to maximize real return without assuming what the Adviser considers to be undue risk".  Consistent with the change in its name, the Inflation Portfolio's investment policy of investing at least 80% of its net assets in inflation-protected securities would be changed to a policy of investing at least 80% of its net assets in fixed-income securities.  The Trustees also approved changes to the Inflation Portfolio's investment policies that include:

•	the use of leverage through investments in reverse repurchase agreements;

•	expanded flexibility to invest in derivatives, such as total return swaps;

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permitting the Inflation Portfolio to invest up to 15% of its total assets in below investment-grade fixed-income securities rated BB or B or the equivalent by at least one national ratings agency, or deemed by the Adviser to be of comparable quality; and

•	permitting the Inflation Portfolio to invest in fixed-income securities of any maturity and duration.

The Inflation Portfolio's investment objective, name and policy changes are currently expected to become effective on or about April 12, 2010.

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This Supplement should be read in conjunction with the Prospectuses for the Strategy.

You should retain this Supplement with your Prospectuses for future reference.
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